EXHIBIT 99.1

GRANT THORNTON LLP

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Grant Thornton LLP

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REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Management of Twain Financial Partners Holding LLC and Twain Funding I LLC:

We have performed the procedures enumerated below, which were agreed to by Twain Financial Partners Holding LLC (the “Company”) and Twain Funding I LLC (the “Issuer”, together with the Company, the “Specified Parties”), in their evaluation of certain information with respect to attributes of the PACE (Property Assessed Clean Energy) assets related to the offering of certain classes of notes by the Issuer. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed and our findings are as follows.

On July 3, 2018, the Company provided us with a computer readable data file (the “Initial Closing Date Collateral Data File”) containing certain characteristics of the closed PACE assets, which are listed on Appendix A. The Company provided us with periodic updates received up to and including July 6, 2018 (together with the “Initial Closing Date Collateral Date File”, the “Closing Date Collateral Data File”). We performed the procedures indicated below on the closed PACE assets.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “recomputed” means, if applicable, we validated the number through mathematical calculation using the applicable information in the Closing Date Collateral Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

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•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents provided to us by the Company were: the Assessment, Financing Agreement, Indenture, PACE Agreement, Appraisal, Distribution Agreement, Revenue Note, Promissory Note, Closing Statement, Related Debt Agreements, Project Cost Document and Ovus Energy Cost Savings Calculation.

Closing Date Collateral Data File Review Procedures:

The Company provided us with the Closing Date Collateral Data File for purposes of the Closing Date Collateral Data File Review Procedures. The closed PACE assets are listed on Appendix A. For each of the closed PACE assets, Grant Thornton LLP performed comparisons from the Closing Date Collateral Data File, for certain characteristics, to information from the Source Documents.

The procedures we performed on the closed PACE assets are listed below.

Number	Characteristic	Source Document (listed in order of application)	Procedure Performed
1	Original Assessment Amount	Assessment; Indenture; Financing Agreement	Compared and Agreed
2	Property Address	Assessment; PACE Agreement; Distribution Agreement; Appraisal	Compared and Agreed
3	City	Assessment; PACE Agreement; Distribution Agreement; Appraisal	Compared and Agreed
4	State	Assessment; PACE Agreement; Distribution Agreement; Appraisal	Compared and Agreed
5	Zip Code	Assessment; PACE Agreement; Distribution Agreement; Appraisal	Compared and Agreed
6	Closed?	Assessment; PACE Agreement	Compared and Agreed
7	Closing Date	Assessment; PACE Agreement; Distribution Agreement	Compared and Agreed
8	Original Annual/Semi- Annual Tax Payment	Assessment; PACE Agreement; Revenue Note	Compared and Agreed
9	Project Cost	Assessment; PACE Agreement; Revenue Note; Project Cost Document; Closing Statement; Ovus Energy Savings Calculation	Compared and Agreed
10	Interest Rate	Assessment; PACE Agreement; Promissory Note; Revenue Note; Closing Statement	Compared and Agreed
11	Original Term	Closing Date and Maturity Date	Recomputed
12	Initial Year on Tax Roll	Assessment; PACE Agreement; Promissory Note; Revenue Note	Compared and Agreed
13	Maturity Year	Assessment; PACE Agreement; Revenue Note	Compared and Agreed
14	Loan to Value Ratio	Assessment; Appraisal; Related Debt Agreements	Recomputed

Grant Thornton LLP U.S. member firm of Grant Thornton International Ltd

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Number	Characteristic	Source Document (listed in order of application)	Procedure Performed
15	Assessment Loan to Value Ratio	Assessment; Appraisal	Recomputed
16	Prepayment Penalty	Assessment; Financing/Funding Agreement; Promissory Note	Compared and Agreed

We compared and agreed Characteristics 1 through 10, 12, 13 and 16 (as set forth in the Closing Date Collateral Data File) to the corresponding information set forth in the provided Source Documents. With respect to Characteristics 11, 14 and 15, we recomputed the information based on inputs included in the Source Documents. We noted no unresolved discrepancies between the Closing Date Collateral Data File and the Source Documents.

For the purposes of our procedures above, we assumed that differences of less than $1.00 or 0.01%, as applicable, were in agreement.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on certain information with respect to attributes of the closed Pace assets relating to the offering of certain classes of notes by the Issuer. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements

•	Addressing the value of collateral securing any such assets being securitized

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization

•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions

•	Forming any conclusion

Grant Thornton LLP U.S. member firm of Grant Thornton International Ltd

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•	Any other terms or requirements of the transaction that do not appear in this report.

This report is intended solely for the information and use of the specified parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

New York, New York
July 9, 2018

Grant Thornton LLP U.S. member firm of Grant Thornton International Ltd

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Appendix A

Pace Asset Number	Pace Asset Name
1	504 Kennedy
2	WE O’Neil
3	Louisville Logistics
4	Detroit Airport Radisson
5	Kansas City Hotel Indigo
6	4750 Woodward
7	Kemper Arena
8	St. Clair Inn
9	Cypress ridge
10	Beacon Hill LaQuinta
11	Hyatt Hollywood
12	Hilton Curio

Grant Thornton LLP U.S. member firm of Grant Thornton International Ltd